                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C.  20549


                         ______________________________


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  December 23, 1993


                             FIBREBOARD CORPORATION
                             ----------------------
               (exact name of registrant as specified in charter)



             Delaware                 0-016951            94-0751580
       -----------------------------------------------------------------
    (State or other jurisdic-         (Commission       (IRS Employer Iden-
      tion of incorporation)          file number)      tification No.)



           2121 North California Blvd., #560, Walnut Creek, CA  94596
           ----------------------------------------------------------
                    (Address of principal executive offices)


                                 (510) 274-0700
                                 --------------
              (Registrant's telephone number, including area code)



                                      None
                     --------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

      On December 23, 1993, Fibreboard Corporation issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (C)  EXHIBITS

10.1 Global Settlement Agreement among Fibreboard Corporation, Continental Casualty Company, CNA Casualty Company of California, Columbia Casualty Company, Pacific Indemnity Company and the Settlement Class (Exhibits follow and are listed separately).

10.2 Exhibit A -- Glossary of Terms in Global Settlement Agreement, Trust Agreement, Trust Distribution Process and Defendant Class Settlement Agreement

10.3  Exhibit B -- Fibreboard Asbestos Compensation Trust Agreement

10.4  Exhibit C -- Defendant Class Settlement Agreement

10.5  Exhibit D -- Escrow Agreement

10.6  Exhibit E -- Assignment

99.1  Press Release dated December 23, 1993 issued by Fibreboard Corporation.



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                                 SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                              FIBREBOARD CORPORATION
                                              ----------------------
                                                   (Registrant)









Dated:  January 6, 1994                  By:  /s/  Garold E. Swan
                                              ---------------------------------

                                              Garold E. Swan

                                              Vice President and Controller



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